UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)
August 10, 2009

Caribbean Villa Catering Corporation
(Exact Name of Registrant as Specified in Its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

333-151840	45-0557179
(Commission File Number)	(IRS Employer Identification No.)

2470 Saint Rose Parkway, Suite 304, Henderson, NV 89074
(Address of Principal Executive Offices)  (Zip Code)

(809) 571-3363
(Registrant's Telephone Number, Including Area Code)

_____________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement  communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is being filed as Amendment No. 1 to our Current Report on Form 8-K filed with the Securities and Exchange Commission on August 10, 2009 (“Original Report”), for the purpose of amending Item 4.01 to disclose that Moore & Associates Chartered (“Moore & Associates”), the Registrant’s previous independent registered public accounting firm, is no longer registered with the Public Company Accounting Oversight Board (“PCAOB”).

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) On August 10, 2009, the Board of Directors of the Registrant dismissed Moore & Associates Chartered, its independent registered public account firm. On the same date, August 10, 2009, the accounting firm of Seale and Beers, CPAs was engaged as the Registrant’s new independent registered public account firm. The Board of Directors of the Registrant and the Registrant's Audit Committee approved of the dismissal of Moore & Associates Chartered and the engagement of Seale and Beers, CPAs as its independent auditor. None of the reports of Moore & Associates Chartered on the Company's financial statements for either of the past two years or subsequent interim period contained an adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, except that the Registrant's audited financial statements contained in its Form 10-K for the fiscal year ended December 31, 2008 a going concern qualification in the registrant's audited financial statements.

During the registrant's two most recent fiscal years and the subsequent  interim periods thereto, there were no disagreements with Moore & Associates, Chartered whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Moore & Associates, Chartered's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the registrant's financial statements.

On August 27, 2009, the PCAOB revoked the registration of Moore & Associates, because of violation of PCAOB rules and auditing standards in auditing financial statements, PCAOB rules and quality control standards, and Section 10(b) of the Securities Exchange Act of 1934 and Rule 10-5 thereunder, and noncooperation with a Board investigation.

The registrant has provided Moore with a copy of this disclosure and has requested that Moore & Associates, Chartered furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether it agrees with the above statements, and if not, stating the respects in which it does not agree. Moore & Associates has informed us that at the recommendation of legal counsel, it will not be providing a revised letter to be filed as Exhibit 16.1 to this amended Current Report.

(b) On August 10, 2009, the registrant engaged Seale and Beers, CPAs as its independent accountant. During the two most recent fiscal years and the interim periods preceding the engagement, the registrant has not consulted Seale and Beers, CPAs regarding any of the matters set forth in Item 304(a)(2)(i) or (ii) of Regulation S-B.

Due to the PCAOB revocation of Moore & Associates’ registration, the Company has asked Seale & Beers CPAs, to re-audit the Company’s financial statements for the years ended December 31, 2008.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

c) Exhibits

No.	Exhibits

16.1	Letter from Moore & Associates, Chartered, dated August 10, 2009, to the Securities and Exchange Commission regarding statements included in this Form 8-K(1)

(1) Incorporated by reference to the exhibit to the registrant's current report on Form 8-K, filed August 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 10, 2009

By: /s/ Robert W. Seeley
Name: Robert W. Seeley
Title: President